Vessels and Other Fixed Assets, Net (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Cost
Vessels	$ 481,086	$ 772,981
Other fixed assets	1,083	679
Impairment charge	0	(303,219)	(62,020)
Total cost	482,169	470,441
Accumulated depreciation	(155,495)	(179,234)
Vessels and other fixed assets, net	$ 326,674	$ 291,207